                                                                    Exhibit 32.2

                            Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Pioneer Companies, Inc. (the "Company") on Form 10-K for the year ending December 31, 2004, as filed with Securities and Exchange Commission on the date hereof (the "Report"), I, Gary L. Pittman, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)   The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 28, 2005
                                      /s/ Gary L. Pittman
                                      ------------------------------------------
                                      Gary L. Pittman
                                      Vice President and Chief Financial Officer